UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 24, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 24, 2026, the New York Stock Exchange (the “NYSE”) notified ESS Tech, Inc. (the “Company”) that the staff of NYSE Regulation had determined to commence proceedings to delist the Company’s common stock, which is listed to trade on the NYSE under the symbol “GWH,” from the NYSE. NYSE Regulation determined that the Company’s common stock was no longer suitable for listing pursuant to Section 802.02 of the NYSE Listed Company Manual because the Company was unable to demonstrate that it had regained compliance with the listing standard set forth in Section 802.01B of the NYSE Listed Company Manual by the expiration of the maximum plan period. Section 802.01B requires listed companies to maintain either (i) at least $50 million in stockholders’ equity or (ii) at least $50 million in total market capitalization on a 30-trading day average basis.
Under the NYSE’s delisting procedures, the Company has a right to a review of NYSE Regulation’s determination by a Committee of the Board of Directors of the NYSE (the “Committee”), provided that the Company files a written request for such review with the Corporate Secretary of the NYSE within ten business days after its receipt of the notice. The Company currently intends to request a review of the staff’s determination and appeal this determination; however, there can be no assurance that the appeal will be successful. The NYSE will announce the date on which the Company’s common stock will be suspended from trading on the NYSE at such time as (i) the Company does not request a review by the Committee within ten business days of the notice, (ii) the Company determines that it does not intend to appeal the delisting determination, (iii) the subsequent review of the Committee determines that the trading in the Company’s common stock should be suspended, or (iv) there are other material developments. After the suspension announcement, the NYSE would then apply to the Securities and Exchange Commission to delist the Company’s common stock.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may relate to, but are not limited to, any statements regarding the Company’s ability to appeal the NYSE’s determination and efforts and ability to regain compliance with the NYSE’s continued listing standards. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern the Company’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the Company’s ability to appeal a determination from the NYSE and risks arising from the potential suspension of trading in, and delisting of, the Company’s common stock on the NYSE, and other risks and uncertainties detailed from time to time in the Company’s reports filed with the SEC. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: September 30, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer